UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 8, 2005.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       333-74992                98-0351859
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


1285 W. Pender St., Suite 110, Vancouver, British Columbia, Canada     V6E 4B1
------------------------------------------------------------------     -------
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CRF 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICERS; ELECTION OF DIRECTORS;
--------------------------------------------------------------------------------
APPOINTMENT OF PRINCIPLE OFFICERS
---------------------------------

On February 8, 2005, Mark Demmons and Ray Turner resigned from their positions as directors of Magnus International Resources Inc. (the "Company") without having any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On February 8, 2005, Mr. Steven Tan (Sek Toh Tan) was appointed as a director of the Company.

Mr. Steven Tan is a professional engineer who received his mechanical engineering certification from Loughborough University (Midlands, United Kingdom) in 1960 and a D.I.C. degree from the Imperial College of Science and Technology in London in 1961. In 1964, Mr. Tan founded what would become the largest television and electronic equipment manufacturer in South East Asia, Setron, which was listed on the Singapore Stock Exchange. Mr. Tan eventually sold Setron to Hobart International in 1980. Also in 1980, the Republic of Singapore acknowledged Mr. Tan's contributions to the Republic by presenting him with a lifetime contribution Public Service Metal (P.B.M.). In 1981, Mr. Tan relocated to Vancouver, Canada, where he currently resides. From 1990 to 1992, Mr. Tan was President of the Tsawwassen Golf & Country Club, and currently remains on the club's Board of Directors. Mr. Tan has experience serving as a director of both public and private companies, but has not done so, outside of the Tsawwassen Golf & Country Club, in the last 5 years.

On February 8, 2005, Mr. Pete Smith was appointed as the Vice President of Corporate Affairs of the Company.


ITEM 8.01  OTHER EVENTS
-----------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.        Description
-----------        -----------
Exhibit 99.1       Press Release dated February 11, 2005.






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 15, 2005

                                        MAGNUS INTERNAIONAL RESOURCES INC.
                                        ----------------------------------


                                        By:      /s/ Graham Taylor
                                           -------------------------------------
                                        Name:   Graham Taylor
                                        Title:  President and Director





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                                  EXHIBIT INDEX
                                  -------------

                                                                Sequential Page
Number             Exhibit                                      Number
------             -------                                      ----------------
Exhibit 99.1       Press Release dated February 11, 2005.             5